Exhibit 99.1
Corporate Headquarters
100 Motor Parkway, Suite 160
Hauppauge, NY  11788-5138
Direct Dial:  631-360-9304
Direct Fax: 631-360-9380
brock@bankofsmithtown.net

PRESS RELEASE

Release Date:  January 23, 2009

Contact:   Ms. Judith Barber
  Corporate Secretary

SMITHTOWN BANCORP
DECLINES TARP CAPITAL

Smithtown, NY, January 23, 2009  - Smithtown Bancorp (NASDAQ:  SMTB), the parent company of Bank of Smithtown, today informed the United States Department of the Treasury that the Company will not be participating in the TARP Capital Purchase Program.